UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4132
                                   ------------


                           AXP SELECTED SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------

Date of reporting period:    9/30
                         --------------

Semiannual Report                             [RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource(SM)

Precious Metals Fund

Semiannual Report for the
Period Ended Sept. 30, 2005

> RiverSource Precious Metals Fund (formerly AXP(R)Precious Metals Fund) seeks to provide shareholders with long-term growth of capital.

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

Investments in Securities                                             8

Financial Statements                                                 10

Notes to Financial Statements                                        13

Fund Expenses Example                                                25

Approval of Investment Management
   Services Agreement                                                27

Proxy Voting                                                         31

[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Clay Hoes                                 1/99               12

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates by class
A: 4/22/85        B: 3/20/95   C: 6/26/00   I: 7/15/04    Y: 3/20/95

Ticker symbols by class
A: INPMX          B: INPBX     C: --        I: --         Y: --

Total net assets                                          $87.5 million

Number of holdings                                                   43

TOP FIVE COUNTRIES

Percentage of portfolio assets

Canada                                                            45.3%
United States                                                     27.8
South Africa                                                      17.2
Australia                                                          3.6
Peru                                                               3.5

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X            LARGE
         X            MEDIUM  SIZE
         X            SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Gold Mining  76.7%
Diversified Mining  11.0%
Silver Mining  5.4%
Plantinum Mining  2.3%
Short-Term Securities*  1.8%
Palladium Mining  1.7%
Other  1.1%

* Of the 1.8%, 1.3% is due to security lending activity and 0.5% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Newmont Mining (United States)                                    10.1%
Barrick Gold (Canada)                                              8.8
Placer Dome (Canada)                                               6.6
Gold Fields ADR (South Africa)                                     5.8
AngloGold Ashanti ADR (South Africa)                               4.3
Harmony Gold Mining ADR (South Africa)                             4.1
Kinross Gold (Canada)                                              3.9
Glamis Gold (United States)                                        3.7
Compania de Minas Buenaventura ADR (Peru)                          3.5
Goldcorp (Canada)                                                  3.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

The RiverSource Precious Metals Fund is a narrowly-focused sector fund, it may exhibit higher volatility than funds with broader investment objectives.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future. Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies but still involve substantial risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risk of international investing are particularly significant in emerging markets.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                     For the six-month period ended Sept. 30, 2005

                            +17.04% +21.23% +7.73% +20.61%

17.04% = RiverSource Precious Metals Fund Class A (excluding sales charge) 21.23% = Philadelphia Stock Exchange Gold & Silver Index(1)
 7.73% = Morgan Stanley Capital International (MSCI) World Index(2) (unmanaged) 20.61% = Lipper Gold Funds Index(3)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

(1) The Philadelphia Stock Exchange Gold & Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

(2) The Morgan Stanley Capital International (MSCI) World Index, an unmanaged index, is a market capitalization-weighted index that reflects the stock markets of 23 developed markets, including the United States, Europe, Canada, Australia, New Zealand and the Far East.

(3) The Lipper Gold Funds Index includes the 10 largest gold funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                            Class A                  Class B                   Class C           Class I     Class Y
(Inception dates)          (4/22/85)                (3/20/95)                 (6/26/00)         (7/15/04)   (3/20/95)
                                                          After                         After
                        NAV(1)    POP(2)       NAV(1)     CDSC(3)         NAV(1)       CDSC(4)      NAV(5)    NAV(6)
at Sept. 30, 2005
6 months*             +17.04%   +10.31%      +16.59%     +11.59%         +16.63%      +15.63%      +17.30%  +17.15%
1 year                 +9.37%    +3.08%       +8.58%      +3.74%          +8.60%       +7.63%       +9.84%   +9.69%
3 years               +20.71%   +18.35%      +19.79%     +18.86%         +19.84%      +19.84%         N/A   +20.93%
5 years               +23.79%   +22.33%      +22.86%     +22.68%         +22.88%      +22.88%         N/A   +24.00%
10 years               +4.37%    +3.75%       +3.57%      +3.57%            N/A          N/A          N/A    +4.56%
Since inception        +6.66%    +6.36%       +5.41%      +5.41%         +20.90%      +20.90%      +14.90%   +6.41%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to RiverSource Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
4   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Clay Hoes discusses RiverSource Precious Metals Fund's (formerly AXP Precious Metals Fund) results and positioning for the semiannual period.

Q: How did RiverSource Precious Metals Fund perform for the six months ended Sept. 30, 2005?

A: RiverSource Precious Metals Fund's Class A shares (excluding sales charge) increased 17.04% for the semiannual period ended Sept. 30, 2005. The Fund underperformed its benchmark, as represented by the Philadelphia Stock Exchange Gold & Silver Index (Philadelphia Index), which rose 21.23% for the same time frame. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from MSCI World Index to Philadelphia Stock Exchange Gold & Silver Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Philadelphia Stock Exchange Gold & Silver Index will be included. The Morgan Stanley Capital International (MSCI) World Index returned 7.73%. The Fund also underperformed its peer group, as represented by the Lipper Gold Funds Index, which advanced 20.61% during the period.

Q:  What factors most significantly affected performance?

A: The Fund's performance lagged the Philadelphia Index during the period primarily due to the Fund's allocation to non-precious metals holdings. The Philadelphia Index is composed of 13 stock holdings, while the Fund held approximately 40 stock holdings during the period. In a rising precious metals environment like the semiannual period, the Philadelphia Index with a greater concentration of precious metals holdings is likely to outperform the Fund. However, in a falling precious metals environment, the Fund with its slightly more diverse holdings is positioned to outperform the Philadelphia Index. The Fund currently invests at least 80% of its assets in precious metals holdings.

    Energy-related mining and exploration stocks as well as industrial metals performed well during the period as oil prices reached record highs in the wake of Hurricane Katrina.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: Many of our peers have expanded their investment selection efforts beyond precious metals to capitalize on positive trends affecting the non-precious metals, materials and natural resources industries. During the six-month period we added some non-precious metals and mining

--------------------------------------------------------------------------------
5   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > We are currently favoring large-cap companies in the Fund that can provide faster liquidity without harming the portfolio. [CALLOUT QUOTE]

    holdings to the Fund's portfolio to align more closely to the Fund's Lipper peer group and reduce portfolio volatility.

    During the period, we eliminated several small-cap companies like Endeavor Mining, Eurozinc, Desert Sun, Mano River, Northern Orion, Orezone, Yamana and one position of Jaguar Mining. This was done to take profits and reduce the number of positions in the portfolio. We are currently favoring large-cap companies in the Fund that can provide faster liquidity without harming the portfolio. We have also trimmed the Fund's large position in Canadian-based gold exploration company Banro because it has been an illiquid company and recently the Fund has been able to profit from it.

Q:  How do you intend to manage the Fund in the coming months?

A: Over the long term, we believe the U.S. dollar will remain weak in light of a rising federal budget, U.S. trade deficits and higher energy costs. Also, many metal mining operations, including gold, silver, copper, nickel, metallurgical coal, natural gas and oil, are burdened by shortage characteristics in which each is suffering from shortfalls in new prospects. This includes a lack of new projects and qualified people, along with aging equipment and underinvestment in mines. These supply constraints have made companies that are focusing on non-precious metals and minerals especially attractive, in our view. To some extent, these firms may be poised for the kind of restructuring and consolidation the gold mining firms have undergone in recent years, a trend that can help boost stock valuations.

--------------------------------------------------------------------------------
6   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > We added some non-precious metals and mining holdings to the Fund's portfolio to align more closely to the Fund's Lipper peer group and reduce portfolio volatility. [END CALLOUT QUOTE]

    The Fund currently has significant exposure to mid- and large-cap precious metals holdings with little exposure to countries with political risk. With continued pressure on commodity prices, we have positioned the Fund for inflationary pressures, should they exist.

    We will continue to add non-gold holdings to the Fund's portfolio while adhering to the Fund's investment strategy that allows for an allocation of up to 20% of Fund assets in companies exploring, mining or procuring base metals and minerals such as nickel, copper, zinc, coal, natural gas and salt. Until we receive confirmation as to whether or not auto companies will be moving away from using platinum in catalytic converters and switching to palladium, we will maintain a lower exposure to the metal. We have set a long-term target of approximately 40 to 50 holdings for the portfolio in an effort to reduce both the Fund's turnover rate and tax impact.

--------------------------------------------------------------------------------
7   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Investments in Securities

RiverSource Precious Metals Fund

Sept. 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks (98.0%)(c)
Issuer                                         Shares                 Value(a)

Australia (3.7%)
BHP Billiton ADR                               47,500               $1,623,550
Newcrest Mining                               100,000                1,599,726
Total                                                                3,223,276

Canada (44.6%)
Agnico-Eagle Mines                             70,000                1,036,700
Alamos Gold                                   180,000(b)               743,162
Barrick Gold                                  268,800                7,808,639
Cambior                                       305,000(b)               649,650
Cameco                                         10,000                  535,000
Eldorado Gold                                 375,000(b)             1,325,692
Gabriel Resources                             500,000(b)               997,764
Gammon Lake Resources                         225,000(b)             1,840,487
Goldcorp                                      150,000                3,006,000
IAMGOLD                                       250,000                1,834,251
Inco                                           34,000                1,609,900
Kinross Gold                                  450,000(b)             3,456,477
OPTI Canada                                    10,800(b)               366,936
PAN American Silver                           130,000(b)             2,295,800
Placer Dome                                   340,000                5,831,000
PotashCorp                                     19,000                1,773,080
Silver Wheaton                                400,000(b)             1,744,366
Stingray Resources                            248,000(b)               138,655
Tenke Mining                                  160,000(b)             1,279,890
Western Silver                                 90,000(b)               757,096
Total                                                               39,030,545

Papua New Guinea (1.3%)
Lihir Gold                                    750,000(b)             1,098,000

Peru (3.6%)
Compania de Minas
  Buenaventura ADR                            100,000                3,105,000

South Africa (17.3%)
AngloGold Ashanti ADR                          90,000(d)             3,818,700
Gold Fields ADR                               350,000                5,085,500
Harmony Gold Mining ADR                       335,000(b)             3,664,900
Impala Platinum Holdings                        7,500                  852,755
Randgold Resources ADR                        110,000(b)             1,729,200
Total                                                               15,151,055

Common Stocks (98.0%)(c)
Issuer                                         Shares                 Value(a)

United Kingdom (1.3%)
Lonmin                                         50,000               $1,141,931

United States (26.3%)
Cleveland-Cliffs                               15,000                1,306,650
CONSOL Energy                                  11,000                  838,970
Freeport-McMoRan
  Copper & Gold Cl B                           28,200                1,370,238
Glamis Gold                                   150,000(b)             3,290,040
Golden Star Resources                         492,000(b)             1,643,280
Jaguar Mining                                 150,000(b)               432,221
Meridian Gold                                 120,000(b)             2,616,549
Newmont Mining                                190,000                8,962,300
Peabody Energy                                 12,500                1,054,375
Stillwater Mining                             160,000(b)             1,464,000
Total                                                               22,978,623

Total Common Stocks
(Cost: $66,499,379)                                                $85,728,430

Other (1.1%)(b,c,f)
Issuer                                         Shares                 Value(a)

Canada
Goldcorp
  Warrants                                    275,000                 $988,732
Stingray Resources
  Warrants                                    274,500                    4,063

Total Other
(Cost: $94,323)                                                       $992,795

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Short-Term Security (1.8%)(e)
Issuer                  Effective           Amount                  Value(a)
                          yield           payable at
                                           maturity

Commercial Paper
Abbey Natl North America LLC
  10-03-05                3.90%            $1,600,000               $1,599,480

Total Short-Term Security
(Cost: $1,599,653)                                                  $1,599,480

Total Investments in Securities
(Cost: $68,193,355)(g)                                             $88,320,705

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) At Sept. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.3% of net assets. See Note 5 to the financial statements.0.5% of net assets is the Fund's cash equivalent position.

(f)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Sept. 30, 2005, is as follows:

      Security                         Acquisition                        Cost
                                         dates
      Goldcorp
         Warrants                       10-14-04                       $    --
      Stingray Resources
         Warrants                       12-04-03                        94,323

(g) At Sept. 30, 2005, the cost of securities for federal income tax purposes was approximately $68,193,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $20,329,000
      Unrealized depreciation                                         (201,000)
                                                                      --------
      Net unrealized appreciation                                  $20,128,000
                                                                   -----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
9   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
RiverSource Precious Metals Fund

Sept. 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $68,193,355)                                                                               $ 88,320,705
Cash in bank on demand deposit                                                                                       21,734
Foreign currency holdings (identified cost $332,424) (Note 1)                                                       335,196
Capital shares receivable                                                                                             4,000
Dividends and accrued interest receivable                                                                             5,123
                                                                                                                      -----
Total assets                                                                                                     88,686,758
                                                                                                                 ----------
Liabilities
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                                        17,043
Payable upon return of securities loaned (Note 5)                                                                 1,125,000
Accrued investment management services fee                                                                            1,932
Accrued distribution fee                                                                                             35,573
Accrued transfer agency fee                                                                                             121
Accrued administrative services fee                                                                                     145
Other accrued expenses                                                                                               49,068
                                                                                                                     ------
Total liabilities                                                                                                 1,228,882
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $ 87,457,876
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $     84,148
Additional paid-in capital                                                                                       86,414,950
Net operating loss                                                                                               (5,837,026)
Accumulated net realized gain (loss) (Note 8)                                                                   (13,317,248)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                                   20,113,052
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $ 87,457,876
                                                                                                               ============
Net assets applicable to outstanding shares:                  Class A                                          $ 69,126,703
                                                              Class B                                          $ 16,440,817
                                                              Class C                                          $  1,830,621
                                                              Class I                                          $     10,467
                                                              Class Y                                          $     49,268
Net asset value per share of outstanding capital stock:       Class A shares            6,576,173              $      10.51
                                                              Class B shares            1,647,821              $       9.98
                                                              Class C shares              185,149              $       9.89
                                                              Class I shares                  989              $      10.58
                                                              Class Y shares                4,651              $      10.59
                                                                                            -----              ------------
* Including securities on loan, at value (Note 5)                                                              $  1,060,750
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Statement of operations
RiverSource Precious Metals Fund

Six months ended Sept. 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $   284,277
Interest                                                                                                             40,727
Fee income from securities lending (Note 5)                                                                           8,791
   Less foreign taxes withheld                                                                                      (12,950)
                                                                                                                    -------
Total income                                                                                                        320,845
                                                                                                                    -------
Expenses (Note 2):
Investment management services fee                                                                                  256,045
Distribution fee
   Class A                                                                                                           74,619
   Class B                                                                                                           75,821
   Class C                                                                                                            7,912
Transfer agency fee                                                                                                  78,810
Incremental transfer agency fee
   Class A                                                                                                            6,735
   Class B                                                                                                            2,566
   Class C                                                                                                              167
Service fee -- Class Y                                                                                                   17
Administrative services fees and expenses                                                                            21,673
Compensation of board members                                                                                         6,062
Custodian fees                                                                                                       24,290
Printing and postage                                                                                                 27,395
Registration fees                                                                                                    15,370
Audit fees                                                                                                           12,000
Other                                                                                                                 6,526
                                                                                                                      -----
Total expenses                                                                                                      616,008
   Earnings credits on cash balances (Note 2)                                                                        (3,846)
                                                                                                                     ------
Total net expenses                                                                                                  612,162
                                                                                                                    -------
Investment income (loss) -- net                                                                                    (291,317)
                                                                                                                   --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                  (127,450)
   Foreign currency transactions                                                                                    (68,824)
                                                                                                                    -------
Net realized gain (loss) on investments                                                                            (196,274)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            13,138,119
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            12,941,845
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $12,650,528
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Statements of changes in net assets
RiverSource Precious Metals Fund                                                      Sept. 30, 2005            March 31, 2005
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                       $  (291,317)             $   (905,932)
Net realized gain (loss) on investments                                                  (196,274)                 (562,787)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                13,138,119               (20,519,060)
                                                                                       ----------               -----------
Net increase (decrease) in net assets resulting from operations                        12,650,528               (21,987,779)
                                                                                       ----------               -----------
Distributions to shareholders from:
     Net Investment income
        Class A                                                                                --                (7,238,258)
        Class B                                                                                --                (1,984,032)
        Class C                                                                                --                  (193,636)
        Class I                                                                                --                    (1,196)
        Class Y                                                                                --                    (7,421)
                                                                                       ----------               -----------
Total distributions                                                                            --                (9,424,543)
                                                                                       ----------               -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                            6,167,500                16,125,970
     Class B shares                                                                     1,173,850                 4,359,075
     Class C shares                                                                        60,337                   288,199
     Class I shares                                                                            --                    10,000
     Class Y shares                                                                        16,000                   138,535
Reinvestment of distributions at net asset value
     Class A shares                                                                            --                 7,145,635
     Class B shares                                                                            --                 1,962,291
     Class C shares                                                                            --                   165,909
     Class Y shares                                                                            --                     7,261
Payments for redemptions
     Class A shares                                                                    (9,434,005)              (18,099,061)
     Class B shares (Note 2)                                                           (3,660,552)               (9,024,208)
     Class C shares (Note 2)                                                             (132,267)                 (330,154)
     Class Y shares                                                                       (16,766)                 (132,129)
                                                                                       ----------               -----------
Increase (decrease) in net assets from capital share transactions                      (5,825,903)                2,617,323
                                                                                       ----------               -----------
Total increase (decrease) in net assets                                                 6,824,625               (28,794,999)
Net assets at beginning of period                                                      80,633,251               109,428,250
                                                                                       ----------               -----------
Net assets at end of period                                                           $87,457,876              $ 80,633,251
                                                                                      ===========              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE PRECIOUS METALS FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

RiverSource Precious Metals Fund (formerly AXP Precious Metals Fund)

(Unaudited as to Sept. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Selected Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Selected Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals and related minerals. The Fund also may invest directly in such metals and minerals.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high

--------------------------------------------------------------------------------
13   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT
degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

Illiquid securities

At Sept. 30, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2005 was $992,795 representing 1.14% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
14   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2005, foreign currency holdings were entirely comprised of Canadian dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
15   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.8% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Gold Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $49,844 for the six months ended Sept. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. Effective Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
16   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the six months ended Sept. 30, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $28,539 for Class A and $2,218 for Class B for the six months ended Sept. 30, 2005.

During the six months ended Sept. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $3,846 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $97,695,163 and $103,162,778, respectively, for the six months ended Sept. 30, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
17   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Sept. 30, 2005
                                              Class A           Class B          Class C             Class I         Class Y
Sold                                          677,625           138,071            7,239                --            1,771
Issued for reinvested distributions                --                --               --                --               --
Redeemed                                   (1,037,993)         (437,932)         (15,502)               --           (1,957)
                                           ----------          --------          -------               ---           ------
Net increase (decrease)                      (360,368)         (299,861)          (8,263)               --             (186)
                                             --------          --------           ------               ---             ----

                                                                    Year ended March 31, 2005
                                              Class A           Class B          Class C             Class I*       Class Y
Sold                                        1,630,716           447,291           29,930               989           13,770
Issued for reinvested distributions           774,175           222,482           18,983                --              782
Redeemed                                   (1,807,395)         (969,133)         (33,855)               --          (14,154)
                                           ----------          --------          -------               ---          -------
Net increase (decrease)                       597,496          (299,360)          15,058               989              398
                                              -------          --------           ------               ---              ---

* Inception date is July 15, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2005, securities valued at $1,060,750 were on loan to brokers. For collateral, the Fund received $1,125,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $8,791 for the six months ended Sept. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At Sept. 30, 2005, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                         Currency to   Currency to   Unrealized   Unrealized
Exchange date           be delivered   be received  appreciation depreciation
Aug. 22, 2007                374,118       308,170       $--        $17,043
                     Canadian Dollar   U.S. Dollar

--------------------------------------------------------------------------------
18   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2005.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $12,026,077 at March 31, 2005, that if not offset by capital gains will expire as follows:

                               2009          2013           2014
                            $6,859,490    $1,731,355     $3,435,232

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
19   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(h)      2005         2004          2003         2002
Net asset value, beginning of period                                    $ 8.98       $12.63       $ 7.23         $7.25        $4.59
                                                                        ------       ------       ------         -----        -----
Income from investment operations:
Net investment income (loss)                                              (.06)        (.09)        (.02)         (.02)        (.03)
Net gains (losses) (both realized and unrealized)                         1.59        (2.40)        6.27           .34         2.69
                                                                        ------       ------       ------         -----        -----
Total from investment operations                                          1.53        (2.49)        6.25           .32         2.66
                                                                        ------       ------       ------         -----        -----
Less distributions:
Dividends from net investment income                                        --        (1.16)        (.85)         (.34)          --
                                                                        ------       ------       ------         -----        -----
Net asset value, end of period                                          $10.51       $ 8.98       $12.63         $7.23        $7.25
                                                                        ------       ------       ------         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $69          $62          $80           $45          $43
Ratio of expenses to average daily net assets(b)                         1.45%(c)     1.50%        1.55%         1.66%        1.78%
Ratio of net investment income (loss) to average daily net assets        (.59%)(c)    (.86%)       (.81%)        (.30%)       (.48%)
Portfolio turnover rate (excluding short-term securities)                 130%         196%         173%          343%         458%
Total return(d)                                                         17.04%(e)   (19.94%)      87.27%(f)      3.91%(g)    57.95%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f) During the year ended March 31, 2004, Ameriprise Financial voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class A would have been lower by 0.15%.

(g) During the year ended March 31, 2003, Ameriprise Financial reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class A would have been lower by 0.15%.

(h)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
20   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005(h)      2005         2004          2003         2002
Net asset value, beginning of period                                     $8.56       $12.08       $ 6.95         $6.99        $4.46
                                                                         -----       ------       ------         -----        -----
Income from investment operations:
Net investment income (loss)                                              (.13)        (.17)        (.08)         (.08)        (.07)
Net gains (losses) (both realized and unrealized)                         1.55        (2.28)        5.99           .34         2.60
                                                                         -----       ------       ------         -----        -----
Total from investment operations                                          1.42        (2.45)        5.91           .26         2.53
                                                                         -----       ------       ------         -----        -----
Less distributions:
Dividends from net investment income                                        --        (1.07)        (.78)         (.30)          --
                                                                         -----       ------       ------         -----        -----
Net asset value, end of period                                           $9.98       $ 8.56       $12.08         $6.95        $6.99
                                                                         -----       ------       ------         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $16          $17          $27           $16          $11
Ratio of expenses to average daily net assets(b)                         2.21%(c)     2.26%        2.30%         2.42%        2.54%
Ratio of net investment income (loss) to average daily net assets       (1.37%)(c)   (1.64%)      (1.58%)       (1.01%)      (1.22%)
Portfolio turnover rate (excluding short-term securities)                 130%         196%         173%          343%         458%
Total return(d)                                                         16.59%(e)   (20.52%)      85.81%(f)      3.21%(g)    56.73%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f) During the year ended March 31, 2004, Ameriprise Financial voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class B would have been lower by 0.15%.

(g) During the year ended March 31, 2003, Ameriprise Financial reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class B would have been lower by 0.15%.

(h)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
21   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005(h)      2005         2004          2003         2002
Net asset value, beginning of period                                     $8.48       $12.00       $ 6.90         $6.98        $4.45
                                                                         -----       ------       ------         -----        -----
Income from investment operations:
Net investment income (loss)                                              (.12)        (.16)        (.13)         (.08)        (.07)
Net gains (losses) (both realized and unrealized)                         1.53        (2.27)        6.00           .34         2.60
                                                                         -----       ------       ------         -----        -----
Total from investment operations                                          1.41        (2.43)        5.87           .26         2.53
                                                                         -----       ------       ------         -----        -----
Less distributions:
Dividends from net investment income                                        --        (1.09)        (.77)         (.34)          --
                                                                         -----       ------       ------         -----        -----
Net asset value, end of period                                           $9.89       $ 8.48       $12.00         $6.90        $6.98
                                                                         -----       ------       ------         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $2           $2           $2            $2          $--
Ratio of expenses to average daily net assets(b)                         2.19%(c)     2.24%        2.29%         2.42%        2.51%
Ratio of net investment income (loss) to average daily net assets       (1.34%)(c)   (1.61%)      (1.54%)        (.89%)      (1.20%)
Portfolio turnover rate (excluding short-term securities)                 130%         196%         173%          343%         458%
Total return(d)                                                         16.63%(e)   (20.54%)      85.88%(f)      3.15%(g)    56.85%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f) During the year ended March 31, 2004, Ameriprise Financial voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class C would have been lower by 0.15%.

(g) During the year ended March 31, 2003, Ameriprise Financial reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class C would have been lower by 0.15%.

(h)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
22   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(g)      2005(b)
Net asset value, beginning of period                                    $ 9.02       $10.11
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                              (.01)        (.02)
Net gains (losses) (both realized and unrealized)                         1.57          .14
                                                                        ------       ------
Total from investment operations                                          1.56          .12
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                        --        (1.21)
                                                                        ------       ------
Net asset value, end of period                                          $10.58       $ 9.02
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--
Ratio of expenses to average daily net assets(c)                          .95%(d)      .99%(d)
Ratio of net investment income (loss) to average daily net assets        (.10%)(d)    (.28%)(d)
Portfolio turnover rate (excluding short-term securities)                 130%         196%
Total return(e)                                                         17.30%(f)      .87%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
23   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(h)      2005         2004          2003         2002
Net asset value, beginning of period                                    $ 9.04       $12.69       $ 7.26         $7.28        $4.60
                                                                        ------       ------       ------         -----        -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.07)         .02          (.01)        (.02)
Net gains (losses) (both realized and unrealized)                         1.59        (2.40)        6.28           .34         2.70
                                                                        ------       ------       ------         -----        -----
Total from investment operations                                          1.55        (2.47)        6.30           .33         2.68
                                                                        ------       ------       ------         -----        -----
Less distributions:
Dividends from net investment income                                        --        (1.18)        (.87)         (.35)          --
                                                                        ------       ------       ------         -----        -----
Net asset value, end of period                                          $10.59       $ 9.04       $12.69         $7.26        $7.28
                                                                        ------       ------       ------         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--           $--          $--
Ratio of expenses to average daily net assets(b)                         1.26%(c)     1.35%        1.36%         1.51%        1.58%
Ratio of net investment income (loss) to average daily net assets        (.38%)(c)    (.82%)       (.73%)         .04%        (.28%)
Portfolio turnover rate (excluding short-term securities)                 130%         196%         173%          343%         458%
Total return(d)                                                         17.15%(e)   (19.72%)      87.64%(f)      4.02%(g)    58.26%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f) During the year ended March 31, 2004, Ameriprise Financial voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class Y would have been lower by 0.15%.

(g) During the year ended March 31, 2003, Ameriprise Financial reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class Y would have been lower by 0.15%.

(h)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
24   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
25   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

                                                      Beginning            Ending            Expenses
                                                     account value     account value       paid during         Annualized
                                                     April 1, 2005     Sept. 30, 2005      the period(a)      expense ratio
Class A
     Actual(b)                                          $1,000            $1,170.40            $7.89(c)           1.45%
     Hypothetical (5% return before expenses)           $1,000            $1,017.80            $7.33(c)           1.45%
Class B
     Actual(b)                                          $1,000            $1,165.90           $12.00(c)           2.21%
     Hypothetical (5% return before expenses)           $1,000            $1,013.99           $11.16(c)           2.21%
Class C
     Actual(b)                                          $1,000            $1,166.30           $11.89(c)           2.19%
     Hypothetical (5% return before expenses)           $1,000            $1,014.09           $11.06(c)           2.19%
Class I
     Actual(b)                                          $1,000            $1,173.00            $5.18(c)            .95%
     Hypothetical (5% return before expenses)           $1,000            $1,020.31            $4.81(c)            .95%
Class Y
     Actual(b)                                          $1,000            $1,171.50            $6.86(c)           1.26%
     Hypothetical (5% return before expenses)           $1,000            $1,018.75            $6.38(c)           1.26%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Sept. 30, 2005: +17.04% for Class A, +16.59% for Class B, +16.63% for Class C, +17.30% for Class I and +17.15% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Sept. 30, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
26   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial; formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of service received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year. A detailed discussion of the Board's considerations and determinations is provided below under "Board Considerations Related to Renewal of IMS Agreement for an Interim Period."

While it was expected that the spin-off would not result in an "assignment" of the IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the Fund prior to the spin-off. In light of the need to consider new contracts, the Board also determined to review, and consider where appropriate, making changes to the current terms of the IMS Agreement.

--------------------------------------------------------------------------------
27   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider proposed new contracts for the Fund. At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the new agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. A detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement is provided below under "Board Considerations Related to the New IMS Agreement."

Board Considerations Related to Renewal of IMS Agreement for an Interim Period

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that, over time, the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004, although below the median, was consistent with the management style of the Fund in light of market conditions.

The Board noted that, in addition to portfolio management and investment research, Ameriprise Financial provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and Ameriprise Financial's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

The Board also evaluated the price paid for the services provided by Ameriprise Financial, noting the existence of a pricing philosophy, established by the Board and Ameriprise Financial, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing
(i) a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and (ii) the Fund's contribution to Ameriprise Financial's profitability. The Board determined that although the total expense ratio of the Fund is somewhat high for its comparison group, the fees charged on the Fund are generally at or lower than median of its comparison group.

The Board considered the economies of scale that might be realized by Ameriprise Financial as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees Ameriprise Financial charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund such as the Fund, and the operation of a

--------------------------------------------------------------------------------
28   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT
large mutual fund family. The Board also considered the profitability realized by Ameriprise Financial and its affiliates from its relationship with the Fund. The Board took into account the services acquired by Ameriprise Financial through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that Ameriprise Financial's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit Ameriprise Financial to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to Ameriprise Financial under the IMS Agreement were fair and reasonable and determined to approve renewal of the IMS Agreement for the interim period.

Board Considerations Related to Approval of New IMS Agreement

For the six months following the April 2005 meeting, the Board evaluated whether to approve the New IMS Agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the New IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB) to assist it in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.)

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by

--------------------------------------------------------------------------------
29   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance had not met expectations but performance was appropriate in light of management style and market conditions.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment.) The Board considered that advisory fees under the New IMS Agreements would stay the same or decrease. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

--------------------------------------------------------------------------------
30   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
31   ---   RIVERSOURCE PRECIOUS METALS FUND   ---   2005 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc. Member NASD. Both companies are part of Ameriprise Financial, Inc.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Selected Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2005



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2005